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                                                                    EXHIBIT 10.1

                                SECOND AMENDMENT
                                       TO
                            PARENT COMPANY AGREEMENT

         This Second Amendment to Parent Company Agreement (this "Amendment"), dated as of August 3 4, 2000, is entered into by and among Phillips Petroleum Company, a Delaware corporation ("Phillips"), Duke Energy Corporation, a North Carolina corporation ("Duke"), Duke Energy Field Services, LLC, a Delaware limited liability company (the "Company"), and Duke Energy Field Services Corporation, a Delaware corporation ("DEFS").

         WHEREAS, reference is made to that certain Parent Company Agreement by and among Phillips, Duke, the Company and DEFS dated as of March 31, 2000, as amended by the First Amendment to Parent Company Agreement dated as of May 25, 2000 (as so amended, the "Parent Company Agreement"); and

         WHEREAS, Phillips, Duke, the Company and DEFS desire to amend the Parent Company Agreement;

         NOW, THEREFORE, for and in consideration of the mutual benefits to be derived from this Amendment, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

         Section 1. AMENDMENTS TO PARENT COMPANY AGREEMENT. The Parent Company Agreement is hereby amended as follows:

                  (a) The definition of "Average Market Price" in Section 1.1 of the Parent Company Agreement and in Exhibit C ("Terms of PGCSI Parent Rights") and Exhibit D ("Terms of DENG Rights") to Exhibit A ("Agreement of Merger of Phillips Gas Company Shareholder, Inc. with and into Duke Energy Field Services Corporation", also referred to herein as the "Merger Agreement") to the Parent Company Agreement is hereby amended in each instance by deleting the remainder of such definition after the phrase "(exclusive of the pricing day)" and substituting therefor the following:

                  "; provided, that (x) if the IPO Price is greater than or equal to 116.6% of the Phillips 20% Price, the Average Market Price shall not be below 95% of the IPO Price or in excess of 105% of the IPO Price, and (y) if the IPO Price is less than 116.6% of the Phillips 20% Price, the Average Market Price shall be equal to the IPO Price. "IPO Price" shall mean the public offering price per share of the Corporation Common Stock in the IPO. "Phillips 20% Price" shall mean the Average Market Price at which Phillips would own 20% of the Corporation Common Stock after the IPO in accordance with the ownership adjustment formula provided for herein (without regard to the proviso in this definition and assuming that all of the underwriters' over-allotment is exercised)."

                  (b) The definition of "Two Year Period" in Section 1.1 of the Parent Company Agreement is hereby amended by (1) inserting the phrase "one Business Day following" at


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         the beginning of clause (b) prior to the words "the date" and (2)
         inserting the phrase "and receipt by the Corporation of the proceeds thereof" at the end of clause (b) prior to the period.

                  (c) Section 1.1 of the Parent Company Agreement is hereby amended by inserting the following definitions in appropriate place in alphabetical order:

                  "DEFS Investment" shall mean Duke Energy Field Services Investment Corp., a Delaware corporation.

                  "Phillips Investment" shall mean Phillips Gas Investment Company, a Delaware corporation.

                  "Preferred Interests" shall have the meaning set forth in the LLC Agreement.

                  "Preferred Member" shall have the meaning set forth in the LLC Agreement.

                  (d) Section 4.1 of the Parent Company Agreement is hereby amended by: (1) inserting the phrase "(other than the Preferred Members)" after the word "Members" in clause (i) of the first sentence and (2) inserting ", Section 6.4(b)" after the words "Section 6.3" in clause (a) of the second sentence.

                  (e) Section 4.2 of the Parent Company Agreement is hereby amended by: (1) inserting "(and any other Company indebtedness)" after the word "Financing" in clause (c) thereof and inserting "(other than the Preferred Members)" after the word "Members" in clause (c) thereof;
         (2) inserting the phrase "(other than the Preferred Members)" after the words "Duke, Phillips, the Members" in clause (e); (3) deleting the word "and" immediately prior to clause (f); and (4) inserting the following at the end of such Section (prior to the period):

                  "; and (g) the allocation under Regulation Section 1.752-3(a)(3) of no Company liabilities to any of the Preferred Members."

                  (f) Section 4.4 of the Parent Company Agreement is hereby amended by: (1) inserting the phrase "or are used to repay, redeem or make payments on the Preferred Interests" after the words "debt owed by the Company or any of its Subsidiaries" and (2) inserting the phrase "(other than the Preferred Members)" after the words "equity interest holders".

                  (g) Article V of the Parent Company Agreement is hereby amended by adding at the end of such Article the following new Section:

                      "Section 5.3 Transfer of Preferred Interests in the Company. (a) Prior to the Preferred Mandatory Redemption Date (as defined in the LLC Agreement), (i) Duke (x) shall not permit any transfer of the direct or indirect ownership interests of DEFS Investment to occur if such transfer results in a downgrade in the Company's investment rating and (y)

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         shall not permit any transfer of less than all of the direct or indirect ownership interests of DEFS Investments in any event and (ii) Phillips (x) shall not permit any transfer of the direct or indirect ownership interests of Phillips Investment to occur if such transfer results in a downgrade in the Company's investment rating and (y) shall not permit any transfer of less than all of the direct or indirect ownership interests of Phillips Investments in any event.

                           (b) In connection with any direct or indirect transfer of ownership interests of DEFS Investment or Phillips Investment, neither Duke nor Phillips shall enter into any agreement or understanding (nor shall it permit any of its Affiliates to enter into any agreement or understanding) with any other Person that would require Duke or Phillips or any of their Affiliates to act at the direction of, or obtain the consent or approval of, any other Person in connection with the general exercise by Duke or Phillips of its right to consent to an amendment to the LLC Agreement with respect to the matters provided in the parenthetical in the first sentence of each of
         Section 10.7 of the LLC Agreement and Section 3.6 of the First Amendment to Amended and Restated Limited Liability Company Agreement of Duke Energy Field Services, LLC, dated as of August 4, 2000. 2000."

                  (h) The definition of "Corporation Interest" in Section 1.1 of Exhibit B (the "Shareholders' Agreement") to the Parent Company Agreement is hereby amended by adding at the end of such definition the following:

                  "; provided, that, for purposes of Section 2.1 only, (a) so long as Phillips' Total Corporation Interest equals or exceeds 20%, if Phillips' Corporation Interest is less than 20%, then Phillips' Corporation Interest shall be deemed to be 20%, (b) so long as Duke's Total Corporation Interest equals or exceeds 30%, if Duke's Corporation Interest is less than 30%, then Duke's Corporation Interest shall be deemed to be 30%, (c) once Duke's Total Corporation Interest falls below 30%, so long as Duke's Total Corporation Interest equals or exceeds 20%, if Duke's Corporation Interest is less than 20%, then Duke's Corporation Interest shall be deemed to be 20%, and (d) during any Static Period for a party, such party's Total Corporation Interest and Corporation Interest shall each be deemed to be the same as it was (or, pursuant to the preceding clauses of this proviso, was deemed to be) at the beginning of such Static Period. "Static Period" shall mean, with respect to a party, any period during which such party is prohibited from acquiring Corporation Common Stock (whether due to U.S. securities laws, court injunction or governmental order (except an injunction or order which permanently prohibits the acquisition of Corporation Common Stock by such party, which injunction or order has become final and unappealable), an event which prevents public trading in Corporation Common Stock, or otherwise (except any prohibition on the acquisition of Corporation Common Stock agreed to by such party in an agreement)), plus 30 Business Days thereafter."

                  (i) Section 5.1(a) of the Shareholders' Agreement, which is Exhibit B to the Parent Company Agreement, is hereby amended by adding at the end of such Section the following:

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                  "For purposes of this Section, during any Static Period for
                  Duke or Phillips, such party shall be deemed to own the same percentage, directly or indirectly, of all outstanding Common Stock that such party owned at the beginning of such Static Period. "Static Period" shall mean, with respect to a party, any period during which such party is prohibited from acquiring Corporation Common Stock (whether due to U.S. securities laws, court injunction or governmental order (except an injunction or order which permanently prohibits the acquisition of Corporation Common Stock by such party, which injunction or order has become final and unappealable), an event which prevents public trading in Corporation Common Stock, or otherwise (except any prohibition on the acquisition of Corporation Common Stock agreed to by such party in an agreement)), plus 30 Business Days thereafter."

                  (j) Article X of Exhibit A ("Amended and Restated Certificate of Incorporation") to the Merger Agreement, which is Exhibit A to the Parent Company Agreement, is hereby amended by adding at the end of such Article the following:

                  "For purposes of this Article, during any Static Period for Duke or Phillips, such party shall be deemed to own the same percentage, directly or indirectly, of all outstanding Common Stock that such party owned at the beginning of such Static. "Static Period" shall mean, with respect to a party, any period during which such party is prohibited from acquiring Corporation Common Stock (whether due to U.S. securities laws, court injunction or governmental order (except an injunction or order which permanently prohibits the acquisition of Corporation Common Stock by such party, which injunction or order has become final and unappealable), an event which prevents public trading in Corporation Common Stock, or otherwise (except any prohibition on the acquisition of Corporation Common Stock agreed to by such party in an agreement)), plus 30 Business Days thereafter."

                  (k) Sections 3.1 and 3.10(a) of Exhibit B (the "Amended and Restated Bylaws") to the Merger Agreement, which is Exhibit A to the Parent Company Agreement, is hereby amended by adding at the end of each of such Sections the following:

                  "For purposes of this Section, during any Static Period for Duke or Phillips, such party shall be deemed to own the same percentage, directly or indirectly, of all outstanding Common Stock that such party owned at the beginning of such Static Period. "Static Period" shall mean, with respect to a party, any period during which such party is prohibited from acquiring Corporation Common Stock (whether due to U.S. securities laws, court injunction or governmental order (except an injunction or order which permanently prohibits the acquisition of Corporation Common Stock by such party, which injunction or order has become final and unappealable), an event which prevents public trading in Corporation Common Stock, or otherwise (except any prohibition on the acquisition of Corporation Common Stock agreed to by such party in an agreement)), plus 30 Business Days thereafter."

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                  (l) Article VIII of the Amended and Restated Bylaws, which is
         Exhibit B to the Merger Agreement, which is Exhibit A to the Parent Company Agreement is hereby amended by adding at the end of each of such Article the following:

                  "For purposes of this Article, during any Static Period for Duke or Phillips, such party shall be deemed to own the same percentage, directly or indirectly, of all outstanding Common Stock that such party owned at the beginning of such Static Period. "Static Period" shall mean, with respect to a party, any period during which such party is prohibited from acquiring Corporation Common Stock (whether due to U.S. securities laws, court injunction or governmental order (except an injunction or order which permanently prohibits the acquisition of Corporation Common Stock by such party, which injunction or order has become final and unappealable), an event which prevents public trading in Corporation Common Stock, or otherwise (except any prohibition on the acquisition of Corporation Common Stock agreed to by such party in an agreement)), plus 30 Business Days thereafter."

                  (m) The second Recital of the Parent Company Agreement is amended by inserting the phrase ", as amended" after the words "the date hereof".

         Section 2. MISCELLANEOUS.

                  (a) Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered (including by facsimile) to the other party.

                  (b) Incorporation. The provisions of Sections 8.2 through 8.12 of the Parent Company Agreement are hereby incorporated herein and shall be deemed to include and/or apply to this Amendment, as appropriate.

                  (c) Ratification. Except as amended hereby, the Parent Company Agreement shall remain in full force and effect as previously executed by the parties, and the parties hereby ratify the Parent Company Agreement as amended hereby.


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         IN WITNESS WHEREOF, each of the undersigned, intending to be legally bound, has caused this Amendment to be duly executed and delivered on the date first set forth above.


                                       PHILLIPS PETROLEUM COMPANY

                                       By: /s/ J.W. SHEETS
                                          --------------------------------------
                                       Name: J.W. Sheets
                                            ------------------------------------
                                       Title: Assistant Treasurer
                                              ----------------------------------


                                       DUKE ENERGY CORPORATION

                                       By: /s/ DAVID L. HAUSER
                                          --------------------------------------
                                       Name: David L. Hauser
                                            ------------------------------------
                                       Title: Senior Vice President
                                              and Treasurer
                                              ----------------------------------


                                       DUKE ENERGY FIELD SERVICES, LLC

                                       By: /s/ JIM W. MOGG
                                          --------------------------------------
                                       Name: Jim W. Mogg
                                            ------------------------------------
                                       Title: Chairman of the Board, President
                                              and Chief Executive Officer
                                              ----------------------------------


                                       DUKE ENERGY FIELD SERVICES CORPORATION

                                       By: /s/ JIM W. MOGG
                                          --------------------------------------
                                       Name: Jim W. Mogg
                                            ------------------------------------
                                       Title: Chairman of the Board, President
                                              and Chief Executive Officer
                                              ----------------------------------



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